Prospectus Supplement

July 17, 2007

Morgan Stanley Institutional Fund Trust

Supplement dated July 17, 2007 to the Morgan Stanley Institutional Fund Trust Prospectus dated January 30, 2007 of:

Value Portfolio

The first, second and third paragraphs of the section of the Prospectus entitled “Fund Management – Portfolio Management – Value Portfolio” are hereby deleted and replaced with the following:

The Portfolio’s assets are managed within the Multi-Cap Value team. The team consists of portfolio managers and analysts. Current members of the team who are jointly and primarily responsible for the day-to-day management of the Portfolio are B. Robert Baker, Kevin C. Holt and Jason S. Leder, each a Managing Director of the Adviser, and Devin E. Armstrong and James N. Warwick, each a Vice President of the Adviser.

Mr. Baker has been associated with the Adviser in an investment management capacity since November 1991 and began managing the Portfolio in September 2003. Mr. Holt has been associated with the Adviser in an investment management capacity since August 1999 and began managing the Portfolio in September 2003. Mr. Leder has been associated with the Adviser in an investment management capacity since April 1995 and began managing the Portfolio in September 2003. Mr. Armstrong has been associated with the Adviser in a research capacity since August 2004 and began managing the Portfolio in an investment management capacity in July 2007. Prior to August 2004, Mr. Armstrong was attending Columbia Business School (August 2002 - May 2004) and prior to that, he was a research associate at William Blair & Company. Mr. Warwick has been associated with the Adviser in an investment management capacity since May 2002 and began managing the Portfolio in July 2007.

Mr. Baker is the lead manager of the Portfolio and Messrs. Leder, Holt, Armstrong and Warwick are co-portfolio managers. Each team member is responsible for specific sectors. All team members are responsible for the day-to-day management of the Portfolio and Mr. Baker is responsible for the execution and overall strategy of the Portfolio.

Please retain this supplement for future reference.

IFTIEQSPT1

Statement of Additional Information Supplement

July 17, 2007

Morgan Stanley Institutional Fund Trust

Supplement dated July 17, 2007 to the Morgan Stanley Institutional Fund Trust Statement of Additional Information dated January 30, 2007

With respect to the Value Portfolio, the following paragraphs are hereby added to the section of the Statement of Additional Information entitled “Investment Adviser – Portfolio Managers – Portfolio Manager Compensation Structure – Value Portfolio:

Other Accounts Managed by the Portfolio Managers. As of July 16, 2007: Devin E. Armstrong managed 16 registered investment companies with a total of approximately $34 billion in assets; two pooled investment vehicles other than registered investment companies with a total of approximately $1.1 billion in assets; and 14,609 other accounts (which include separate accounts managed under certain “wrap fee programs”) with a total of approximately $3.1 billion in assets. James N. Warwick managed 16 registered investment companies with a total of approximately $34 billion in assets; two pooled investment vehicles other than registered investment companies with a total of approximately $1.1 billion in assets; and 14,609 other accounts (which include separate accounts managed under certain “wrap fee programs”) with a total of approximately $3.1 billion in assets.

Securities Ownership of Portfolio Managers. As of July 16, 2007, the dollar range of securities beneficially owned by each of Devin E. Armstrong and James N. Warwick in the Portfolio was $0 and $0, respectively.

Please retain this supplement for future reference.